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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 19, 1996

                                RPS REALTY TRUST
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             (Exact name of registrant as specified in its charter)

                                 MASSACHUSETTS
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                 (State or other jurisdiction of incorporation)

          1-10093                                         13-6908486
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    (Commission File Number)                  (IRS Employer Identification No.)

     747 Third Avenue, New York, New York                       10017
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (212) 355-1255
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         (Former name or former address, if changed since last report)
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Item 5     Other Events

           On March 19, 1996, the Registrant, Ramco-Gershenson, Inc. ("Ramco"), the stockholders of Ramco and certain affiliates of Ramco entered into the First Amendment to Amended and Restated Master Agreement (the "First Amendment"), which amends the Amended and Restated Master Agreement, dated as of December 27, 1995, by and among the Registrant, Ramco and certain affiliates of Ramco, relating to the acquisition by the Registrant of certain stock interests in Ramco and substantially all of the real estate assets of Ramco's affiliates (the "Ramco Transaction"). The First Amendment was executed primarily to extend the Termination Date (as that term is defined in Section 2 of the Amended and Restated Master Agreement) from March 31, 1996 to May 31, 1996. The First Amendment is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference in its entirety.

           Additional information with respect to the Ramco Transaction will be included in a proxy statement to be distributed to the Registrant's shareholders, pursuant to which the Registrant will seek the approval of its shareholders of the Ramco Transaction and certain related transactions.

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  RPS REALTY TRUST
                                  (Registrant)



Date:  March 28, 1996              By:  /s/Edwin R. Frankel
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                                       Edwin R. Frankel, Senior Vice
                                       President and Treasurer





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                                 EXHIBIT INDEX

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Exhibit                                                                                 Page No.
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2.1              First Amendment to Amended and Restated Master Agreement dated as of March 19, 1996 among Registrant, Ramco-Gershenson, Inc., Dennis
                 Gershenson, Joel Gershenson, Bruce Gershenson, Richard
                 Gershenson, Michael A. Ward, Michael A. Ward U/T/A, dated
                 2/22/77, as amended, Ramco-Gershenson Properties, L.P. and the
                 Ramco Contributing Parties, together with schedules and
                 exhibits thereto.
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